UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2018

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor
Albany, New York 12203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                      Regulation FD Disclosure.

As previously announced, on March 5, 2018, CommerceHub, Inc., a Delaware corporation (“CommerceHub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among CommerceHub, Great Dane Parent, LLC, a Delaware limited liability company (“Parent”), and Great Dane Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge (the “Merger”) with and into CommerceHub, with CommerceHub continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of GTCR LLC (“GTCR”) and Sycamore Partners Management L.P. (“Sycamore”).

On May 18, 2018, CommerceHub stockholders approved each of the proposals relating to the Merger that were considered at the special meeting of stockholders held at the offices of Baker Botts, L.L.P. in New York, New York (the “Special Meeting”), including the proposal to adopt the Merger Agreement. Following the approval of the proposal to adopt the Merger Agreement by the stockholders of CommerceHub at the Special Meeting, the Merger is expected to be completed on or about May 21, 2018, subject to the satisfaction of additional customary closing conditions.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Merger and the expected timetable for its completion. These statements involve risks, uncertainties, estimates and assumptions, many of which are beyond CommerceHub’s control, that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, satisfaction of the conditions to the completion of the Merger. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and CommerceHub expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any such statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There can be no assurance that any expectation or belief expressed in a forward-looking statement will occur, and you should not place undue reliance on any forward-looking statements. Please refer to CommerceHub’s public filings with the Securities and Exchange Commission, including its Forms 10-K and 10-Q, for additional information about CommerceHub and the risks and uncertainties CommerceHub faces that may affect the forward-looking statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCEHUB, INC.

Date: May 18, 2018	By:	/s/ Douglas Wolfson
	Name:	Douglas Wolfson
	Title:	General Counsel and Secretary